UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 28, 2021

PEABODY ENERGY CORPORATION
(Exact name of registrant as specified in its charter)

Delaware			1-16463		13-4004153
(State or other jurisdiction of incorporation)			(Commission File Number)		(I.R.S. Employer Identification No.)

701 Market Street,	St. Louis,	Missouri			63101-1826
(Address of principal executive offices)					(Zip Code)

Registrant's telephone number, including area code:				(314)	342-3400

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐			Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐			Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐			Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐			Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.01 per share	BTU	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 3.02. Unregistered Sales of Equity Securities.

On September 21, 2021, Peabody Energy Corporation (the “Company”) entered into an exchange agreement (the “Agreement”) with certain holders of the Company’s 6.375% Senior Secured Notes due 2025 (the “2025 Notes”), pursuant to which those holders agreed to exchange up to $20,000,000 aggregate principal amount of the 2025 Notes, subject to certain market and pricing conditions, for shares of the Company’s common stock, par value $0.01 per share (“Common Stock”). Pursuant to the Agreement, as of September 28, 2021 the Company issued or committed to issue an aggregate of 1,130,000 shares of Common Stock to such holders of the 2025 Notes in exchange for $17,915,000 aggregate principal amount of the 2025 Notes. The issuances of shares of Common Stock in exchange for the 2025 Notes were made in reliance on the exemption from registration provided in Section 3(a)(9) of the Securities Act of 1933 (the “Securities Act”) on the basis that the exchange constitutes an exchange with existing securityholders of the Company and no commission or other remuneration was paid or given for soliciting the exchange.

On September 24, 2021, the Company issued 53,279 shares of Common Stock in exchange for $723,000 aggregate principal amount of the Company’s 6.000% Senior Secured Notes due 2022 (the “2022 Notes”), pursuant to exchange agreements with certain holders of the 2022 Notes. The issuance of shares of Common Stock in exchange for the 2022 Notes was made in reliance on the exemption from registration provided in Section 3(a)(9) or 4(a)(2) of the Securities Act, based in part on representations of holders of the 2022 Notes and on the basis that the exchange constitutes an exchange with existing securityholders of the Company and no commission or other remuneration was paid or given for soliciting the exchange.

On September 28, 2021, the Company issued 134,718 shares of Common Stock in exchange for $1,642,000 aggregate principal amount of the 2022 Notes, pursuant to an exchange agreement entered into with certain holders of the 2022 Notes. The issuance of shares of Common Stock in exchange for the 2022 Notes was made in reliance on the exemption from registration provided in Section 3(a)(9) or 4(a)(2) of the Securities Act, based in part on representations of holders of the 2022 Notes and on the basis that the exchange constitutes an exchange with existing securityholders of the Company and no commission or other remuneration was paid or given for soliciting the exchange.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PEABODY ENERGY CORPORATION

September 28, 2021	By: /s/ Scott T. Jarboe
Name: Scott T. Jarboe
Title: Chief Legal Officer and Corporate Secretary

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